UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2019

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue Dubuque, Iowa 52001
(Address of principal executive offices, including zip code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	The Nasdaq Stock Market LLC

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    Director Election

Effective July 22, 2019, the Heartland Financial USA, Inc. (“Heartland”) Board of Directors appointed Barry H. Orr as a director. Mr. Orr will serve as a Class II director until Heartland’s annual meeting of stockholders in 2022 and until his successor is duly elected and qualified, or until his earlier resignation or removal.

Mr. Orr, age 63, is Founder, Chairman, and CEO of FirstBank & Trust (“FirstBank”) and its wholly owned subsidiary, PrimeWest Mortgage Corporation, headquartered in Lubbock, Texas. He began FirstBank in 1992. FirstBank surpassed $1.2 billion in assets prior to its acquisition by Heartland in 2018.

Mr. Orr holds a bachelor’s degree in finance from Texas Tech University and is a graduate of the ABA Stonier Graduate School of Banking.

Mr. Orr is highly involved in the community. He currently serves as Chairman of the Lubbock Economic Development Alliance. He is actively involved in The Lubbock Chamber of Commerce programs, United Way, Young Life, First United Methodist Church, New Legacy Home for Women, and the Lubbock Chapter of the American Diabetes Association. Barry has been influential in the Lubbock’s long term municipal improvement plan; having served as Chairman of the Lubbock Citizens Advisory Committee in 1984 and again in 2014.

Mr. Orr was appointed to the Board in accordance with the Agreement and Plan of Merger dated December 12, 2017 between Heartland and First Bank Lubbock Bancshares, Inc. Because of his continuing position as principal officer and a director of one of Heartland’s subsidiary banks, Mr. Orr will not be appointed to any existing committees of the Board of Directors.

Mr. Orr’s daughter, Allyn Piland, serves as President of Primewest Mortgage Corporation, a subsidiary of FirstBank.  Since its acquisition by the Company on May 18, 2018, Ms. Piland receives an annual base salary of $185,400, plus bonuses and commissions.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits

99.1     Press Release by Heartland Financial USA, Inc. dated July 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2019	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President and CFO